                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                 SC BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 SC BANCORP

                          3800 EAST LAPALMA AVENUE
                          ANAHEIM, CALIFORNIA 92807



                               ---------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 22, 1997

                               ---------------



TO THE SHAREHOLDERS OF SC BANCORP:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of SC Bancorp (the "Company") to be held on
May 22, 1997, at 1:30 p.m., at the Doubletree Hotel, 100 The City Drive, Orange, California 92668, for the following purposes:

1. To elect the following three directors of the Company to hold office until the 2000 annual meeting of shareholders:

     H.A. Beisswenger             Larry D. Hartwig            Peer A. Swan


2. To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Public Accountants for 1997.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 1, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                       By Order of the Board of Directors

                                       /s/ William C. Greenbeck

                                       William C. Greenbeck
                                       SECRETARY

April 3, 1997


IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POST-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                   SC BANCORP
                            3800 EAST LAPALMA AVENUE
                            ANAHEIM, CALIFORNIA 92807



                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1997


                                 PROXY STATEMENT



                                  INTRODUCTION

     This Proxy Statement is being furnished by SC Bancorp (the "Company") in connection with the solicitation of proxies by the board of directors of the Company (the "Board") for use at the 1997 Annual Meeting of Shareholders currently scheduled to be held at the Doubletree Hotel, 100 The City Drive, Orange, California 92668, on May 22, 1997 at 1:30 p.m. or at any adjournments or postponement thereof (the "Annual Meeting"), for the purposes set forth herein and in the foregoing Notice.

     This Proxy Statement and the accompanying Proxy are first being mailed to the Company's shareholders on approximately April 3, 1997. The Annual Report to Shareholders for the fiscal year ended December 31, 1996 is being mailed to shareholders prior to or contemporaneously with this Proxy Statement.

                                     VOTING

     There were 7,490,915 shares of the Company's common stock (the "Common Stock") issued and outstanding on April 1, 1997, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of
and to vote at the Annual Meeting (the "Record Date").   For each matter
submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock he or she held of record on the books of the Company as of the Record Date.

     The presence, in person or by proxy, of a majority of the shares entitled to vote will constitute a quorum for the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by an appointed inspector of election. The inspector of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote.
Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." The inspector of election will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote or that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters.

                             REVOCABILITY OF PROXIES

     Any person giving a proxy in the form accompanying this Proxy Statement (a "Proxy") has the power to revoke it at any time before its exercise. Such revocation may be effected by a writing delivered to the Company stating that the Proxy is revoked or by executing a subsequent proxy and presenting it at the meeting, or by attendance at the meeting and voting in person.


                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                             COMMITTEES OF THE BOARD

                    BOARD MEETINGS AND DIRECTOR COMPENSATION

     During 1996, there were thirteen meetings of the Board and thirteen meetings of the Board of Directors of Southern California Bank (the "Bank"). Directors of the Company ("Directors") receive $200 for each Board meeting attended, are fully compensated for the first excused absence and partially compensated for the second and third excused absences. Directors of the Bank receive $800 for each Board meeting attended, except for the Chairman of the Board, Mr. H.A. Beisswenger, who receives $1,300 for each Board meeting attended, are fully compensated for the first excused absence and are partially compensated for the second and third excused absences. Directors also receive $100 and $400 for attendance at any special Board meeting of the Company or the Bank, respectively. Directors attending standing committees of the Company or the Bank receive $250 per meeting, except as noted below. Pursuant to the terms of his employment agreement, Mr. Hartwig, President and Chief Executive Officer of the Company and the Bank, did not receive fees for services as a Director in 1996 and will not receive fees for services as a Director in 1997. None of the incumbent Directors attended less than seventy-five percent (75%) of all Board and committee meetings held during the period for which he has been a Director. All Directors are eligible to participate in the Company's stock option plan.

                                BOARD COMMITTEES

     Set forth below is information concerning certain standing committees of the Boards of Directors of the Company and the Bank.

     NOMINATING COMMITTEE. The Company's Nominating Committee currently consists of five Directors: Robert C. Ball, James E. Cunningham, William C. Greenbeck, Irving J. Pinsky and Donald E. Wood. Mr. Wood is chairman of the committee. The committee met four times in 1996. In addition, the By-laws of the Company set forth certain procedures for nominations to the Board of Directors made by persons other than the Board of Directors, which require written notice (including certain specified information concerning the nominee and the shareholder making the nomination) to the Company on or before the later of the close of business 21 days prior to any meeting of the shareholders called for the election of Directors and ten days after the date of mailing of notice of the meeting to shareholders. The notification must be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee.

     AUDIT & COMPLIANCE COMMITTEE. The Company's Audit & Compliance Committee currently consists of five non-employee Directors: N. Keith Abbott, Robert C. Ball, Irving J. Pinsky, Peer A. Swan and Donald E. Wood. Mr. Swan is chairman of the committee. The Company Audit & Compliance Committee met three times in 1996. The Audit & Compliance Committee of the Company
                             -2-
reviews audits and considers the adequacy of auditing procedures for the Company. Members of the Company's Audit & Compliance Committee who are also members of the Bank's Audit & Compliance Committee are not separately compensated for meetings of the Company's Audit & Compliance Committee.

     The Company does not maintain a standing compensation committee. The Bank, however, has a standing Compensation, Benefits & Premises Committee, as described below.

     COMPENSATION, BENEFITS & PREMISES COMMITTEE. The Bank's Compensation, Benefits & Premises Committee currently consists of five non-employee Directors:
N. Keith Abbott, H.A. Beisswenger, James E. Cunningham, William C. Greenbeck and Irving J. Pinsky. Mr. Greenbeck is chairman of the committee. The committee met six times in 1996. The Compensation, Benefits & Premises Committee is responsible for reviewing and approving, within their authority, compensation, benefits, training and other human resources policies and Bank premises related issues, and making recommendations concerning such matters to the Board.


                       NOMINEES FOR ELECTION AS DIRECTORS

     The Company's By-laws currently provide that the Board will consist of nine Directors divided into three classes, Class I, Class II and Class III, each having three Directors. Class I Directors currently hold office until the 1997 annual meeting of shareholders, Class II Directors currently hold office until the 1998 annual meeting of shareholders and Class III Directors currently hold office until the 1999 annual meeting of shareholders. Messrs. Beisswenger, Hartwig and Swan have been nominated to be elected as Class I Directors at the Annual Meeting to hold office until the 2000 annual meeting.

     Certain information regarding the Company's nominees for election as Directors and all other Directors, including their respective business addresses, ages, principal occupations (including terms as Director of the Company and the Bank) and information regarding the aggregate number of shares of Common Stock beneficially owned by each of them as of March 14, 1997, is set forth in the tables below. Beneficial ownership is determined under the rules of the Securities and Exchange Commission (the "Commission") and may not necessarily indicate ownership for any other purpose.

                            BIOGRAPHICAL INFORMATION


                                                          Terms As
                                                         Director Of
                                                         The Company                        Principal Occupations
         Name, Address and Class            Age         And The Bank                        During Past Five Years
---------------------------------------    -----        ---------------   ---------------------------------------------------------
 N. Keith Abbott                            73          1992-Present(1)   Currently   retired;  Commissioner,  Los  Angeles  County
 SC Bancorp                                                               Civil Service Commission, November 1980 to July 1991.
 3800 East LaPalma Avenue
 Anaheim, CA 92807
 Class III


 Robert C. Ball                             47              1995(2)       General  Production  Manager, Adohr  Farms  since  August
 Adohr Farms                                                              1992; Assistant General Production Manager, Adohr  Farms,
 4002 West Westminster                                                    May  1991 to  August  1992; General  Production  Manager,
 Santa Ana, CA 92702                                                      Main  Street  Dairy, August  1988  to May  1991; Partner,
 Class III                                                                Woodruff  Properties since 1986  (property management and
                                                                          investment).

 H.A. Beisswenger                           71           1984-1990,       Chairman  of the Board of the  Company and the Bank since
 SC Bancorp                                             1992-Present      June 1992;  Currently retired; Consultant  to the Company
 3800 East LaPalma Avenue                                                 and the Bank, June 1990 to June 1992.
 Anaheim, CA 92807
 Class I

 James E. Cunningham                        55          1992-Present(3)   Chairman  and  President,  Security  Express, Inc.  since
 Security Express, Inc.                                                   1975 (domestic air freight forwarding).
 7100 Honold Avenue
 Garden Grove, CA 92641
 Class II

 William C. Greenbeck                       49          1981-Present(4)   Secretary of  the Company  since 1981;  Secretary of  the
 Downey Land Limited                                                      Bank since 1984;  Managing General  Partner, Downey  Land
 9530 East Imperial Highway                                               Limited since  1975 (developer and manager  of industrial
 Suite S                                                                  and commercial real property).
 Downey, CA 90242
 Class III


 Larry D. Hartwig                           56          1990-Present      President  and Chief Executive Officer of the Company and
 SC Bancorp                                                               the Bank since May 1990; Executive Vice President  of the
 3800 East LaPalma Avenue                                                 Company and the Bank, January 1990 to May 1990.
 Anaheim, CA 92807
 Class I

 Irving J. Pinsky                           75          1981-Present(4)   President,   Marsuda  Rodgers  International  since  1977
 Marsuda Rodgers International                                            (importing    company);   General    Partner,    Pentagon
 5610 Union Pacific Avenue                                                Investment  since 1951  (family  investment partnership);
 Los Angeles, CA  90022                                                   President,   Pentagon  Leasing   since   1975  (equipment
 Class II                                                                 leasing);   President,    Hessmer   Corp.   since    1988
                                                                          (incorporated property holdings).

                                     -4-

                                                          Terms As
                                                         Director Of
                                                         The Company                        Principal Occupations
         Name, Address and Class            Age         And The Bank                        During Past Five Years
---------------------------------------    -----        ---------------   ---------------------------------------------------------

 Peer A. Swan                               52          1992-Present(4)   Treasurer,  Pacific   Scientific   Company   since   1982
 Pacific Scientific Company                                               (design,  manufacture and  marketing  of technology-based
 620 Newport Center Drive                                                 proprietary   products);  Director,  Irvine  Ranch  Water
 Suite 700                                                                District since  1979; Director,  National Water  Research
 Newport Beach, CA  92660                                                 Institute since 1991; Director and Vice  Chairman, County
 Class I                                                                  Sanitation Districts of Orange County since 1986.


 Donald E. Wood                             73           1981-1991,(5)    President,  Community   Buick   and  Honda   since   1946
 Community Buick and Honda                               1992-Present     (automobile dealership).
 13839 East Whittier Boulevard
 Whittier, CA 90605
 Class II


------------------------------

(1) Mr. Abbott was appointed in February, 1996, to fill the vacancy as a Class I Director created by the resignation of Mr. LeGrande Coates, Jr. Mr. Abbott was elected to serve as a Class III Director at the 1996 annual meeting of the shareholders (the "1996 Annual Meeting"). Mr. Abbott resigned as a Class I Director immediately prior to the 1996 Annual Meeting.

(2) Mr. Robert C. Ball was appointed in March 1995 to fill the vacancy as a Class III Director created by the death of Mr. John L. Ball.

(3)  Became a Director of the Company in 1993.

(4) Mr. Swan was appointed to fill the vacancy as a Class I Director upon the resignation of Mr. Abbott.

(5)  Became a Director of the Bank in 1982.

                     OTHER EXECUTIVE OFFICERS OF THE COMPANY

     The following table gives certain information as of March 14, 1997 as to each executive officer who is not also a Director of the Company.

                      Name                      Age                                         Position
--------------------------------------------   -----         -----------------------------------------------------------------------
Michael V. Cummings . . . . . . . . . . . .     55           Executive Vice President, Assistant Secretary of the Company; Chief
                                                             Credit Officer and Chief Administrative Officer of the Bank


David A. McCoy  . . . . . . . . . . . . . .     55           Executive Vice President, Assistant Secretary of the Company; Executive
                                                             Vice President / Chief Operating Officer of the Bank

Ann E. McPartlin  . . . . . . . . . . . . .     46           Executive Vice President / Director of Human Resources of the Bank

Bruce W. Roat . . . . . . . . . . . . . . .     41           Executive Vice President and Chief Financial Officer of both the
                                                             Company and the Bank; Assistant Secretary of the Company

     MICHAEL V. CUMMINGS has served as the Bank's Executive Vice President since October 1992 and as the Bank's Chief Administrative Officer since June 1995.
Mr. Cummings has served as Chief Credit Officer of the Bank since March 1992 and as Assistant Secretary of the Company since December 1994. Mr. Cummings previously served as Senior Vice President of the Bank from March 1992 until October 1992 and as Vice President and Senior Credit Administrator from December 1991 to March 1992. Mr. Cummings served as Senior Vice President and Group Credit Officer of the Bank of California from July 1987 to June 1991.

     DAVID A. MCCOY has served as the Company's Executive Vice President since March 1992 and as Assistant Secretary since April 1993. Mr. McCoy has served as Executive Vice President and Chief Operating Officer of the Bank since March, 1992. From November 1989 to March 1992, Mr. McCoy was President of AJ Acceptance Corporation, a privately held automobile finance company.

     ANN E. MCPARTLIN has served as the Bank's Executive Vice President / Director of Human Resources since April 1994. Ms. McPartlin served as Senior Vice President - Human Resources for the Bank from September 1992 to April 1994. From February 1986 until August 1992, Ms. McPartlin served as Vice President of First Interstate Bank of California.

     BRUCE W. ROAT has served as the Company's and the Bank's Executive Vice President/Chief Financial Officer since March 1995 and as Assistant Secretary of the Company since April 1995. Mr. Roat served as Executive Vice President and Director of Finance for First Los Angeles Bank (San Paolo Banking Group) from April 1994 until February 1995. From December 1991 to March 1994, Mr. Roat was Executive Vice President and Chief Financial Officer of California Republic Bank and Cal Rep Bancorp, Inc. Mr. Roat served as Vice President: Manager, Acquisition Planning and Analysis for First Interstate Bank of California from September 1990 to December 1991.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                  AND MANAGEMENT

     The following table sets forth, as of March 14, 1997, the beneficial owners of more than 5% of the outstanding Common Stock, as known to the Company. In addition, the table sets forth information concerning beneficial ownership of the Company's Common Stock by all Directors and nominees of the Company and the Bank, by each of the Executive Officers named in the Summary Compensation Table on page 10 and by all Directors and executive officers of the Company and the Bank as a group. The number of shares beneficially owned by each Director or executive officer is determined under rules of the Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 14, 1997 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table:


                                    Amount and Nature
      Beneficial Owner           of Beneficial Ownership     Percent of Class**
------------------------------   -----------------------     ------------------
Basswood Partners L.P.,              730,499 shares (1)           9.75%
Bennett Lindenbaum,
Matthew Lindenbaum
52 Forest Avenue
Paramus, NJ  07852

Frank Neeld Tomlinson                406,646 shares (2)           5.43%
P.O. Box 2577
Capistrano Beach, CA  92624

Franklin Resources, Inc.             401,700 shares (3)           5.36%
Franklin Mutual Advisors, Inc.
The Common Fund
Charles B. Johnson
Rupert H. Johnson, Jr.
777 Mariners Island Blvd.
San Mateo, CA  94404

N. Keith Abbott                        7,347 shares (4)             *

Robert C. Ball                        48,185 shares (5)             *

H.A. Beisswenger                      32,656 shares (6)             *

Michael V. Cummings                   50,000 shares (7)             *

James E. Cunningham                   38,711 shares (8)             *

William C. Greenbeck                 153,103 shares (9)           2.04%

Larry D. Hartwig                     123,057 shares (10)          1.62%

David A. McCoy                        59,500 shares (11)            *

Ann E. McPartlin                      36,500 shares (12)            *

Irving J. Pinsky                     189,718 shares (13)          2.53%

Bruce W. Roat                         27,000 shares (14)            *

Peer A. Swan                          21,122 shares (15)            *

Donald E. Wood                       107,485 shares (16)          1.43%

All Directors and executive
officers as a group (13              894,204 shares              11.51%
persons including those named above)

----------------------------

*    Represents holdings of less than 1%.

** In computing the percentage of shares beneficially owned, the number of shares which the person or group has the right to acquire within 60 days of March 14 1997 are deemed outstanding for the purposes of computing the percentage of Common Stock beneficially owned by such person or group, but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(1) Based on Schedule 13D/A filed with the Commission and dated February 18, 1997. Basswood Partners, L.P., Mr. Bennett Lindenbaum and Mr. Matthew Lindenbaum have shared voting and investment power as to 730,499 shares.

(2) Based on Schedule 13D/A filed with the Commission and dated July 16, 1996. Mr. Frank N. Tomlinson has shared voting power as to 306,090 shares and sole voting power as to 100,556 shares.

(3) Based on Schedule 13D filed with the Commission and dated December 18, 1996. Franklin Mutual Advisors, Inc. has sole voting power and investment power as to 401,700 shares.

(4) Mr. N. Keith Abbott has sole voting and investment power as to 3,347 shares. Includes 4,000 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(5) Mr. Robert C. Ball has shared voting and investment power as to 23,263 shares and sole voting and investment power as to 24,922 shares.

(6) Mr. Beisswenger has shared voting and investment power as to 28,656 shares. Includes 4,000 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(7) Mr. Cummings' ownership includes 50,000 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(8) Mr. Cunningham has shared voting power as to 16,408 shares and sole voting power as to 18,303 shares. Mr. Cunningham has sole investment power over 34,711 shares. Includes 4,000 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(9) Mr. Greenbeck has sole voting and investment power as to 86,530 shares and shared voting and investment power as to 50,000 shares. Includes 9,073 shares held by Aileen G. Lima, Mr. Greenbeck's mother, as to which shares Mr. Greenbeck disclaims beneficial ownership. Includes 7,500 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(10) Mr. Hartwig has sole voting and investment power as to 20,000 shares and shared voting and investment power as to 5,057 shares. Includes 98,000 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(11) Mr. McCoy has sole voting and investment power as to 17,500 shares. Includes 42,000 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(12) Ms. McPartlin has sole voting and investment power as to 6,000 shares. Includes 30,500 stock options exercisable within 60 days of March 14, 1997.

(13) Mr. Pinsky has shared voting and investment power as to 18,000 shares and sole voting and investment power as to 164,218 shares. Includes 7,500 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(14) Mr. Roat's ownership consists of 27,000 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(15) Mr. Swan has sole voting and investment power as to 17,122 shares. Includes 4,000 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

(16) Mr. Wood has sole voting and investment power as to 103,485 shares. Includes 4,000 shares acquirable by stock options exercisable within 60 days of March 14, 1997.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation for services rendered in all capacities to the Company and the Bank for the fiscal years ended December 31, 1996, 1995 and 1994, for those persons who were, at December 31, 1996, (i) the chief executive officer and (ii) the top four most highly paid executive officers of the Company or the Bank, excluding the chief executive officer, whose earned compensation exceeded $100,000 in 1996 (the "Named Executive Officers"). Executive compensation currently is not paid by the Company but rather is paid by the Bank.




                                                    SUMMARY COMPENSATION TABLE
                                                        ANNUAL COMPENSATION
                 ---------------------------------------------------------------------------------------------------

                                                                                                       LONG-TERM        ALL OTHER
                                                                                                      COMPENSATION     COMPENSATION
                                                                                                         AWARDS
                                                                                                      ------------     ------------
                                                                                                       Securities
                                                                                   Other               Underlying
 Name and                                                                          Annual                Options
 Principal Position                 Year        Salary ($)      Bonus ($)     Compensation ($)*            (#)              ($)
-----------------------------      ------      -----------     ----------     -----------------        -----------     ------------
 Larry D. Hartwig                   1996       $ 220,000       $ 91,300       $     --                   40,000        $ 7,080(1)
   President &                      1995         220,000            --              --                   30,000          6,550(2)
   Chief Executive Officer          1994         196,750         74,581             --                   40,000         19,070(3)

 David A. McCoy                     1996       $ 152,500       $ 47,466             --                   15,000        $ 5,032(4)
   Executive Vice President,        1995         147,250            --              --                   15,000          5,378(5)
   Assistant Secretary              1994         142,000         39,820       $ 21,635(6)                15,000          4,865(7)
   & Chief Operating Officer


 Michael V. Cummings                1996       $ 140,000       $ 40,688       $     --                   15,000        $ 4,816(8)
   Executive Vice President,        1995         132,125            --              --                   20,000          5,110(9)
   Assistant Secretary,             1994         121,417         31,788             --                   25,000          3,915(10)
   Chief Administrative
   Officer & Credit Officer

 Bruce W. Roat                      1996       $ 140,000       $ 36,313             --                   15,000        $ 3,150(11)
   Executive Vice President,        1995         109,218(12)     10,000(13)         --                   35,000            --
   Assistant Secretary              1994         --                  --             --                     --              --
   & Chief Financial Officer

 Ann E. McPartlin                   1996       $ 110,000       $ 25,575       $     --                   10,000        $ 3,836(14)
   Executive Vice President &       1995         106,527             --             --                   15,000          3,712(15)
   Director of Human                1994         101,567         25,546             --                   15,000          3,366(16)
   Resources
   of the Bank


--------------------------------

* Other annual compensation, where none is specified, is less than 10% of the total of annual salary and bonus reported for the Named Executive Officer.

(1) Includes $4,750 as a Bank matching contribution to a 401(k) plan and $2,330 as a supplemental life insurance premium.

(2) Includes $4,500 as a Bank matching contribution to a 401(k) plan and $2,050 as a supplemental life insurance premium.

(3) Includes $2,600 earned ($2,400 of which was paid in 1994) from the Company as director's fees, $10,200 earned ($9,400 of which was paid in 1994) from the Bank as director's fees, $4,500 as a Bank matching contribution to a 401(k) plan and $1,770 as a supplemental life insurance premium.

(4) Includes $4,072 as a Bank matching contribution to a 401(k) plan, and $960 as a supplemental life insurance premium.



(5) Includes $4,418 as a Bank matching contribution to a 401(k) plan, and $960 as a supplemental life insurance premium.

(6) Includes $13,286 in lease payments on a Bank automobile, $4,550 of which was a new lease down payment. All other perquisites were less than 25% of total perquisites.

(7) Includes $3,905 as a Bank matching contribution to a 401(k) plan and $960 as a supplemental life insurance premium.

(8) Includes $3,670 as a Bank matching contribution to a 401(k) plan and $1,146 as a supplemental life insurance premium.

(9) Includes $3,964 as a Bank matching contribution to a 401(k) plan and $1,146 as a supplemental life insurance premium.

(10) Includes $3,332 as a Bank matching contribution to a 401(k) plan and $583 as a supplemental life insurance premium.

(11) Includes $3,150 as a Bank matching contribution to a 401(k) plan.

(12) Mr. Roat became employed by the Bank on March 17, 1995. Salary represents compensation earned as an employee of the Bank.

(13) Hiring bonus.

(14) Includes $3,320 as a Bank matching contribution to a 401(k) plan and $516 as a supplemental life insurance premium.

(15) Includes $3,196 as a Bank matching contribution to a 401(k) plan and $516 as a supplemental life insurance premium.

(16) Includes $2,850 as a Bank matching contribution to a 401(k) plan and $516 as a supplemental life insurance premium.

                               STOCK OPTION GRANTS


Set forth below is information concerning grants of stock options during 1996 to the Named Executive Officers.

                                                                                                     Potential Realizable Value
                                                                                                      at Assumed Annual Rates
                                                                                                           of Stock Price
                                                                                                      Appreciation for Option
                                                    Individual Grants                                         Term(1)
                            ---------------------------------------------------------------------------------------------------
                             Number of   Percentage of
                            Securities   Total Options
                            Underlying      Granted to          Exercise or
                              Options     Employees in         Base Price(3)     Expiration
           Name             Granted (2)    Fiscal 1996         ($ per share)        Date             5%                  10%
----------------------      -----------  -------------         -------------     ----------     ---------           ----------
Larry D. Hartwig              40,000                28.9%         $ 7.125         4/25/2006     $ 179,235           $  454,217
David A. McCoy                15,000                10.8%           7.125         4/25/2006        67,213              170,331
Michael V. Cummings           15,000                10.8%           7.125         4/25/2006        67,213              170,331
Bruce W. Roat                 15,000                10.8%           7.125         4/25/2006        67,213              170,331
Anne E. McPartlin             10,000                 7.2%           7.125         4/25/2006        44,809              113,554


-----------------------------

(1) Potential realizable value at assumed annual rates of stock price appreciation for option term. The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation.

(2) Options were granted on April 25, 1996 to Messrs. Hartwig, McCoy, Cummings, Roat and Ms. McPartlin. The options become exercisable in installments of 20% at the date of grant and 20% upon each anniversary date.

(3) The exercise price of options granted is equal to the closing market price of the Company's Common Stock on the date of such grant.

                             FISCAL YEAR-END VALUES
                          OF UNEXERCISED STOCK OPTIONS


     Set forth below is information with respect to the unexercised options to purchase Common Stock held by the Company's Named Executive Officers on December 31, 1996. None of the Named Executive Officers exercised any stock options during 1996.

                                                    NUMBER OF SECURITIES
                                                   UNDERLYING UNEXERCISED                           VALUE OF UNEXERCISED
                                                      OPTIONS HELD AT                              IN-THE-MONEY OPTIONS AT
                                                     DECEMBER 31, 1996                              DECEMBER 31, 1996 (1)

               NAME                         EXERCISABLE            UNEXERCISABLE            EXERCISABLE            UNEXERCISABLE
---------------------------------           -----------            -------------            -----------            -------------
 Larry D. Hartwig                             90,000                  70,000                $ 258,244               $ 244,866
 David A. McCoy                               39,000                  28,500                  141,935                 101,808
 Michael V. Cummings                          47,000                  35,500                  171,059                 133,619
 Bruce W. Roat                                17,000                  33,000                   72,250                 127,125
 Ann E. McPartlin                             28,500                  24,000                  106,747                  90,433


----------------------------

(1)  As of December 31, 1996, the last reported closing price was $9.625.


                              EMPLOYMENT AGREEMENTS

     The Company has employment agreements with Larry D. Hartwig, President and Chief Executive Officer of the Company and the Bank, and David A. McCoy, Executive Vice President of the Company and the Bank and Chief Operating Officer of the Bank.

     The Company has an agreement with Mr. Hartwig to serve as President and Chief Executive Officer of the Company and the Bank for a term expiring on June 30, 1998. Mr. Hartwig's agreement may be extended annually by the Board for additional one-year terms. The agreement provides for a minimum base salary of $210,000 per year with increases in base salary as determined by the Board of Directors of the Company. Mr. Hartwig's base salary currently is $220,000. The agreement also provides Mr. Hartwig with use of an automobile with reasonable operating costs of such automobile being paid by the Company. Under the agreement, Mr. Hartwig is entitled to participate in benefits available to employees and executive officers of the Company and the Bank, including vacation, health and life insurance, and incentive and deferred compensation benefits. Pursuant to the agreement, the Company and the Bank provide Mr. Hartwig with term life insurance in the amount of $400,000 during the term of the agreement.

     Pursuant to the agreement, the Boards of Directors of the Company and the Bank shall annually consider the grant to Mr. Hartwig of stock options.
Pursuant to the agreement, Mr. Hartwig also has the use of a country club membership for business purposes. During the term of the agreement, Mr. Hartwig may purchase such membership interest at the then fair market value of such membership.

     If the Company and the Bank terminate Mr. Hartwig's employment without cause or for any reason whatsoever, Mr. Hartwig shall be entitled to (i)
18 months base salary, (ii) full vesting of his stock options and
(iii) continuation of insurance benefits for 12 months. In the event of any voluntary or involuntary dissolution of the Company or the Bank or any merger or consolidation as a result of which the Company or the Bank is not the surviving or resulting corporation or any transfer of all or substantially all of the assets of the Company or the Bank, the agreement shall be binding on and inure to the benefit of the surviving or resulting corporation or the corporation to which such assets shall be transferred.

     If Mr. Hartwig's employment is terminated following, or in contemplation of, a change in control, and such termination is a "covered termination," Mr. Hartwig shall receive a payment equal to the sum of (x) two and one-half times the highest annual base salary paid to him within the three years preceding the termination and (y) the amount of his target bonus (subject to proration) in the year that such covered termination occurs. The Company and the Bank shall also continue to maintain Mr. Hartwig's benefits, including life insurance and health and disability benefits for a 30-month period following the termination. A covered termination is (i) termination of employment by the Company or the Bank other than for "Cause," or the disability of Mr. Hartwig or (ii) termination by Mr. Hartwig for "good reason."

     Notwithstanding any other provision of Mr. Hartwig's employment agreement, if any of the payments provided for in such agreement, together with any other payments or benefits which Mr. Hartwig has the right to receive from the Company or the Bank, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), the payments pursuant to Mr. Hartwig's employment agreement shall be reduced so that the present value of the total amount received by Mr. Hartwig that would constitute a "parachute payment" will be one dollar ($1.00) less than three (3) times Mr. Hartwig's salary and so that no portion of the payments or benefits received by Mr. Hartwig will be subject to the excise tax imposed by Section 4999 of the Code.

     Prior to March 24, 1997, the Company had an employment agreement with Mr. McCoy to serve as Executive Vice President of the Company and the Bank and Chief Operating Officer of the Bank. The agreement provided for an initial base salary of $130,000 per year with increases in base salary as determined by the Board of Directors of the Company. The agreement also provided Mr. McCoy with a leased automobile with maintenance and insurance being paid by the Company and the use of a country club membership for business purposes. Under the agreement, Mr. McCoy was entitled to participate in benefits available to employees and executive officers of the Company and the Bank, including vacation, and health, life and accident insurance.

     Pursuant to the agreement, Mr. McCoy was granted stock options on March 18, 1992 to acquire 7,500 shares. The stock options have a ten-year term and vest at 20% on the date of the grant and 20% on each grant date anniversary.

     Mr. McCoy's agreement terminated on March 24, 1997. Mr. McCoy continues to serve as Executive Vice President of the Company and the Bank and Chief Operating Officer of the Bank.

                          CHANGE IN CONTROL AGREEMENTS


     In order to assure continuity of management and to provide Michael V. Cummings, David McCoy, Ann E. McPartlin and Bruce W. Roat (individually, an "Executive," and collectively, the "Executives") with certain termination benefits in the event the Executive's employment is terminated following, or in contemplation of, a "change in control," the Company and the Bank have entered into change in control agreements (the "Agreements") with the Executives for a term initially expiring on July 31, 1998, but such Agreements will continue automatically each year for one additional year unless the Company shall give the Executives notice that it does not wish to extend the expiration date of the Agreements. A "change in control" shall be deemed to have occurred if
(i) the Company consummates a merger or consolidation with another corporation and the beneficial owners of the outstanding shares entitled to vote in the election of directors preceding the transaction will beneficially own 60% or less of the outstanding shares of the corporation resulting from the transaction or (ii) 25% of the Company's securities then entitled to vote in the election of directors shall be acquired or (iii) during any period of 24 consecutive months, individuals who at the beginning of such period were members of the Board of Directors of the Company (the "Incumbent Board"), or new members of the Board of Directors of the Company whose election or nomination for election was approved by at least 85% of the Incumbent Board, shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or (iv) the Company or the Bank shall sell all or substantially all of its assets to another corporation. The Executive will be entitled to receive the following benefits if, following, or in contemplation of, a change in control, the Executive is terminated by the Company or the Bank other than for "cause" or terminates his employment for "good reason" (a "covered termination"). The Executive shall receive, within 15 business days following such covered termination, payment equal to one and one-half times the highest annual base salary paid to the Executive (not including any bonuses) within the three years preceding the termination. The Executive shall also receive a payment equal to the amount of such Executive's target bonus (subject to proration) in the year that such covered termination takes place. Any stock options granted to the Executive under any Company incentive plan shall become fully vested and immediately exercisable. The Company and the Bank shall continue to maintain for 18 months, in full force and effect, any welfare benefits, including life insurance coverage and health and disability benefits which were being provided to the Executive at the time of the termination.

     Notwithstanding any other provisions of the Agreements, if any of the payments provided for in any Executive's Agreement, together with any other payments or benefits which such Executive has the right to receive from the Company or the Bank, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), the payments pursuant to such Agreement shall be reduced so that the present value of the total amount received by the Executive that would constitute a "parachute payment" will be one dollar ($1.00) less than three (3) times such Executive's salary and so that no portion of the payments or benefits received by such Executive will be subject to the excise tax imposed by Section 4999 of the Code.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT") THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.


               COMPENSATION, BENEFITS & PREMISES COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Company and the Bank are committed to their mission of being a profit-making institution with ultimate responsibility to enhance shareholder value while maintaining high quality, relationship-based financial services to small- and medium-sized businesses, and consumers, within its market areas.

EXECUTIVE COMPENSATION PHILOSOPHY

     The Company and the Bank believe that a well-designed and administered executive compensation program is a key component in the attainment of their financial objectives. The goal of the executive compensation program is to link it directly to the achievement of short and longer-term corporate growth and profitability targets and the improvement of shareholder value. The Company and the Bank use a program of cash compensation, equity and benefits to attain this goal.

PAY FOR RESULTS AND PERFORMANCE

  - Executive compensation levels are established via external review of the competitive compensation practices and performance of a peer group of similar, publicly-held, independent community banks in California.

  - Annual incentive compensation is based on the Bank's attainment of operating results in areas of credit quality, capital and liquidity ratios and corporate profitability, plus an overall assessment of executive management's performance by the Board of Directors.

  - The Board of Directors approved a new Executive Incentive Compensation Plan ("EICP") in April 1993 to provide annual cash incentive opportunities for the Managing Committee based on meeting measurable bankwide performance goals. In addition, each Managing Committee member's individual performance is taken into account in determining individual goals. While the EICP did not fund in 1995 because the minimum return on equity ("ROE") goal was not met, it did fund in 1996 based on the Bank's achievement of the goals as specified in the EICP.

  - The stock option program rewards executive contribution over time and, via the vesting schedule, is designed to retain key executives in the Company's and the Bank's employ. With an emphasis on maintaining a longer-term ownership position in the Common Stock, the plan integrates executive return with that of the shareholder. The Company annually considers grants of stock options to its executive officers based on performance.

  - The Board of Directors approved a deferred compensation plan, effective February 1, 1994, for a select group of management and Board members in order to allow participants to defer receipt of a portion of their current income on a pre-tax basis.

  - The Company and the Bank also provide a competitive program of benefits for its executives which are tax-efficient and cost-effective.

  - The Company and the Bank believe that base compensation is competitive within the industry peer group and that performance-based incentive compensation and stock option programs create a strong linkage between Company and Bank management and their shareholders.

CHIEF EXECUTIVE OFFICER COMPENSATION

     In keeping with the Bank's 1996 Compensation Plan not to grant merit increases to managers who participate in a formal incentive plan, whether or not the particular incentive plan funded, Mr. Hartwig's base compensation was not increased in 1996. His base salary has remained at $220,000 annually since January 1, 1995. During 1996 the Board authorized, pursuant to the 1989 Stock Option Plan of the Company, a non-qualified stock option grant to Mr. Hartwig of 40,000 shares of Common Stock which vests 20% immediately and 20% each year thereafter until 100% vested. Since the Bank did meet its goals as specified in the EICP, Mr. Hartwig received an incentive award for 1996 in the amount of $91,300.

                         Compensation, Benefits & Premises Committee

                              William C. Greenbeck, Chairman
                              N. K. Abbott
                              H. A. Beisswenger
                              J. E. Cunningham
                              I. J. Pinsky

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING SHAREHOLDER RETURN PERFORMANCE PRESENTATION SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.



                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the Company's cumulative total shareholder return on its Common Stock with the return of the Amex Market Index and a peer group* constructed by the Company. The graph assumes $100 invested on January 1, 1992 with all dividends fully reinvested. The graph indicates the value of such investment as of each fiscal year end.


                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

------------------------------ FISCAL YEAR ENDING -----------------------------
COMPANY             1991      1992      1993      1994      1995      1996

SC BANCORP           100      89.13     93.48     81.52    106.52    167.39
PEER GROUP           100      83.46     98.00    108.79    144.70    204.91
BROAD MARKET         100     101.37    120.44    106.39    137.13    144.70


* In the Company's annual proxy statement relating to the 1996 annual meeting of shareholders, eleven financial institutions comprised the peer group. One of these financial institutions, Metrobank, has been acquired during 1996 and has therefore been removed from the group. Another of these financial institutions, the San Francisco Company, was delisted by Amex in November 1995 and therefore has also been removed from the group. As a result, the current peer group is weighted according to the stock market capitalization for the following stocks: CU Bancorp, CVB Financial Corp., Eldorado Bancorp, First Commercial Bancorp, GBC Bancorp, National Mercantile Bancorp, Santa Monica Bank, Silicon Valley Bancshares and Vallicorp Holdings, Inc. Two institutions, Eldorado Bancorp and Vallicorp Holdings, Inc., have entered into definitive agreements to be acquired since January 1, 1996.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Bank's Compensation, Benefits & Premises Committee is comprised of N. Keith Abbott, J.E. Cunningham, H.A. Beisswenger, William C. Greenbeck, and Irving J. Pinsky. Mr. Beisswenger served as the President and Chief Executive Officer of the Company and the Bank from 1984 to 1990. Messrs. Abbott, Beisswenger, Cunningham, Greenbeck, Pinsky and Ms. McPartlin had loans from the Bank outstanding in 1996 as discussed below under the caption "Certain Relationships and Related Transactions."


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the Company's Directors and executive officers and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of business, in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Board has nominated Messrs. H.A. Beisswenger, Larry D. Hartwig and Peer
A. Swan to serve as Directors of the Company for a three-year term. If elected, each nominee will hold office until the 2000 annual meeting of shareholders at which time his term of office expires, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the By-laws of the Company. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the Proxies will be voted for the election of such other persons for the office of Director as management may recommend in the place of such nominee. See "Nominees for Election as Directors -- Biographical Information."

VOTE REQUIRED

     Directors of the Company shall be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting, provided that at least a majority of such stock is represented at the meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE THREE NOMINEES NAMED ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   PROPOSAL 2
                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Deloitte & Touche LLP as the independent public accountants of the Company for 1997. Deloitte & Touche LLP has acted in such capacity since its appointment in 1985. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     In the event ratification by the shareholders of the appointment of Deloitte & Touche LLP as the Company's independent public accountants is not obtained, the Board will reconsider such appointment.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock of the Company represented (in person or by proxy) and voting at the meeting is required for the proposed ratification, provided that at least a majority of such stock is represented at the meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.


                          TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.


                                  SOLICITATION

     The Company will bear the entire cost of preparing, assembling, printing and mailing the Notice of Meeting, this Proxy Statement and the Proxy itself.
In addition to the use of the mails, proxies may be solicited by officers, Directors and other regular employees of the Company by telephone, telegraph or other personal solicitation, and no additional compensation will be paid to such individuals. The Company will use the services of D.F. King & Co., Inc., a professional soliciting organization, to assist in obtaining in person or by proxy the largest number of shareholders possible. The Company estimates its expenses for such services not to exceed $4,000. The Company will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and the American Stock Exchange. Officers, Directors and more than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that, during 1996 its officers and Directors complied with all filing requirements applicable to them except for one acquisition each, representing an aggregate of 7,040 shares of Common Stock of the Company, by Messrs. Ball and Pinsky. These acquisitions were promptly reported on Form 5s subsequent to the deadline date of the Form 4s that such acquisitions were required to be reported on.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Company (i) must be received by the Company at its offices at 3800 East LaPalma Avenue, Anaheim, California 92807, Attention:
Secretary, no later than December 5, 1997 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                              By Order of the Board of Directors


                              /s/ William C. Greenbeck
                              William C. Greenbeck
                              SECRETARY
April 3, 1997

                                   SC BANCORP
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF SHAREHOLDERS MAY 22, 1997

    The undersigned hereby nominates, constitutes and appoints James E. Cunningham, Irving J. Pinsky and Donald E. Wood or any of them, with full power of substitution, to vote all shares of common stock, no par value, of SC Bancorp (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 22, 1997 or any postponements or adjournments thereof, and upon such other business as may properly come before the Annual Meeting, with all the powers the undersigned would possess if personally present as follows:

1. To elect the Board of Directors' three nominees as directors. Nominees: H.A. Beisswenger, Larry D. Hartwig and Peer A. Swan.

/ / FOR ALL NOMINEES LISTED ABOVE            / / WITHHOLD AUTHORITY
   (except as marked to the contrary below)

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)
________________________________________________________________________________

    The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of Directors in the event that any of the above nominees is unable or unwilling to serve.

    A Vote FOR Proposal 2 is recommended by the Board of Directors:

2. To ratify the appointment of Deloitte & Touche LLP as the Company's Independent Public Accountants for 1997.
             / / FOR             / / AGAINST             / / ABSTAIN

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

                PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

    Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, officers of a corporation, fiduciaries, etc., should give their full title as such. Partnerships should sign in the partnership name by an authorized person. For shares held jointly, each joint owner should personally sign. If the undersigned hold(s) any of the shares of common stock of the Company in a fiduciary, custodial or joint capacity or capacities, this Proxy is signed by the undersigned in every such capacity as well as individually. Attendance of the undersigned at the Annual Meeting will not be deemed to revoke this Proxy unless the undersigned shall affirmatively indicate at the meeting the intention of the undersigned to vote in person.
                                                    DATED: _______________, 1997
                                                    SIGNATURE: _________________
                                                    (signature)
                                                    SIGNATURE: _________________
                                                    (signature, if held jointly)
                                                               _________________
                                                      (title or authority, if
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